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                                                                    EXHIBIT 99.1

                                  CERTIFICATION
                       PURSUANT TO 18 U.S.C. SECTION 1350
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

         Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Callaway Golf Company, a Delaware corporation (the "Company"), does hereby certify with respect to the Quarterly Report of the Company on Form 10-Q for the quarter ended March 31, 2003, as filed with the Securities and Exchange Commission (the "10-Q Report"), that:

         (1) the 10-Q Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the 10-Q Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

         The undersigned have executed this Certification effective as of May 5, 2003.

                                              /s/ Ronald A. Drapeau
                                              ----------------------------------
                                              Ronald A. Drapeau,
                                              Chairman, President and
                                              Chief Executive Officer


                                              /s/ Bradley J. Holiday
                                              ----------------------------------
                                              Bradley J. Holiday,
                                              Executive Vice President and
                                              Chief Financial Officer



A signed original of this written statement required by Section 906 has been provided to Callaway Golf Company and will be retained by Callaway Golf Company and furnished to the Securities and Exchange Commission or its staff upon request.